Texas Pacific Land Corporation Investor Presentation | Shareholder Office and Water Field Visit in Midland May 2026 NYSE: TPL Exhibit 99.1

Disclaimers This presentation has been designed to provide general information about Texas Pacific Land Corporation and its subsidiaries (“TPL” or the “Company”). Any information contained or referenced herein is suitable only as an introduction to the Company. The recipient is strongly encouraged to refer to and supplement this presentation with information the Company has filed with the Securities and Exchange Commission (“SEC”). The Company makes no representation or warranty, express or implied, as to the accuracy or completeness of the information contained in this presentation, and nothing contained herein is, or shall be, relied upon as a promise or representation, whether as to the past or to the future. This presentation does not purport to include all of the information that may be required to evaluate the subject matter herein and any recipient hereof should conduct its own independent analysis of the Company and the data contained or referred to herein. Unless otherwise stated, statements in this presentation are made as of the date of this presentation, and nothing shall create an implication that the information contained herein is correct as of any time after such date. TPL reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. The Company disclaims any obligations to update the data, information or opinions contained herein or to notify the market or any other party of any such changes, other than required by law. Industry and Market Data The Company has neither sought nor obtained consent from any third party for the use of previously published information. Any such statements or information should not be viewed as indicating the support of such third party for the views expressed herein. The Company shall not be responsible or have any liability for any misinformation contained in any third party report, SEC or other regulatory filing. The industry in which the Company operates is subject to a high degree of uncertainty and risk due to a variety of factors, which could cause our results to differ materially from those expressed in these third-party publications. Some of the data included in this presentation is based on TPL’s good faith estimates, which are derived from TPL’s review of internal sources as well as the third party sources described above. All registered or unregistered service marks, trademarks and trade names referred to in this presentation are the property of their respective owners, and TPL’s use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks and trade names. Forward-looking Statements This presentation contains certain forward-looking statements within the meaning of the U.S. federal securities laws that are based on TPL’s beliefs, as well as assumptions made by, and information currently available to, TPL, and therefore involve risks and uncertainties that are difficult to predict. These statements include, but are not limited to, statements about strategies, plans, objectives, expectations, intentions, expenditures and assumptions and other statements that are not historical facts. When used in this document, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan” and “project” and similar expressions are intended to identify forward- looking statements. You should not place undue reliance on these forward-looking statements. Although we believe our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this presentation are reasonable, we may be unable to achieve these plans, intentions or expectations and actual results, performance or achievements may vary materially and adversely from those envisaged in this document. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see TPL’s annual report on Form 10-K and quarterly reports on Form 10-Q filed with the SEC. The tables, graphs, charts and other analyses provided throughout this document are provided for illustrative purposes only and there is no guarantee that the trends, outcomes or market conditions depicted on them will continue in the future. There is no assurance or guarantee with respect to the prices at which the Company’s common stock will trade, and such securities may not trade at prices that may be implied herein. TPL’s forecasts and expectations for future periods are dependent upon many assumptions, including the drilling and development plans of our customers, estimates of production and potential drilling locations, which may be affected by commodity price declines or other factors that are beyond TPL’s control. These materials are provided merely for general informational purposes and are not intended to be, nor should they be construed as 1) investment, financial, tax or legal advice, 2) a recommendation to buy or sell any security, or 3) an offer or solicitation to subscribe for or purchase any security. These materials do not consider the investment objective, financial situation, suitability or the particular need or circumstances of any specific individual who may receive or review this presentation, and may not be taken as advice on the merits of any investment decision. Although TPL believes the information herein to be reliable, the Company and persons acting on its behalf make no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication it makes, safe as provided for by law, and the Company expressly disclaims any liability relating to those statements or communications (or any inaccuracies or omissions therein). These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. Non-GAAP Financial Measures In addition to amounts presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”), this presentation includes certain supplemental non-GAAP measurements. These non- GAAP measurements are not to be considered more relevant or accurate than the measurements presented in accordance with GAAP. In compliance with requirements of the SEC, our non-GAAP measurements are reconciled to net income, the most directly comparable GAAP performance measure. In this presentation, TPL utilizes earnings before interest expense, taxes, depreciation, depletion and amortization (“EBITDA”), Adjusted EBITDA and free cash flow (“FCF”). TPL believes that EBITDA, Adjusted EBITDA and FCF are useful supplements as an indicator of operating and financial performance. EBITDA, Adjusted EBITDA and FCF are not presented as an alternative to net income and they should not be considered in isolation or as a substitute for net income. See Appendix for a reconciliation of these non-GAAP measures to net income, the most directly comparable financial measure calculated in accordance with GAAP. 2

Agenda 3 PRESENTATION Time: 8:15 AM – 10:30 AM 1. Water History and Overview 2. Water Sales 3. Produced Water Royalties 4. Desalination & Beneficial Reuse 5. Data Centers BREAK & Lunch Time: 10:45 AM - 11:15 AM MIDLAND YARD FIELD VISIT 1. Transportation to Midland Yard | Time: 11:30-12:00 2. Midland Yard Visit | Time: 12:00-1:30 3. Transportation to Museum | Time: 1:45-2:30

Midland Yard Field Tour Overview Frac pond Land apply pilot Water well Midland Yard Facility 4 Lab Greenhouse Phase 1 freeze desalination test unit Treatment tank Tent / meet & greet

Presenters Ty Glover, CEO Chris Steddum, CFO Robert Crain, EVP Water Adrianne Lopez, Technical Research & Development Peter Richards, Bolt Data & Energy 5

Safety Briefing

TPL Water Overview and History

RAW LAND DOES NOT MONETIZE ITSELF (i) Operational and legal expertise of surface estate ownership within the oil and gas industry and (ii) proactive execution are requisite towards extracting substantial cash flow from raw land Surface Estate Ownership Leveraging Ownership of Raw Surface into Cash Flow  Unlike O&G royalties, there is no statutory revenue / lease / royalty rate for activities that occur within a surface estate  Revenue opportunities require continual pursuit, negotiation, and commercialization $386MM FY 2025 Revenue 48% of TPL consolidated revenue Surface estate ownership allows for control over surface access, aquifers, and sub-surface pore space TPL derives three major revenue streams from its surface estate ownership SLEM Water Sales Produced Water  Revenue derived by providing customers access-to or use-of TPL surface  Revenue sources include pipeline easements, wellbore easements, commercial leases, and caliche/sand/materials sales  Renewables and various “next generation” opportunities, including grid-connected batteries and carbon capture, provide additional potential for revenue growth  TPL owns and operates infrastructure to provide water for use in oil and gas development activities  TPL provides both brackish groundwater and recycled/treated water for customers both on and off TPL surface  Operated model allows for sustainable management of aquifer resource  TPL provides surface access to operators and midstream companies for necessary infrastructure  TPL receives a volumetric royalty payment for produced water barrels that move across or are injected into TPL surface and has offtake rights to treat and resell produced water  TPL does not own or operate produced water disposal wells 1 2 3 Aggregate Contribution From Surface Estate + Active Management 8

TPL Captures Revenue Over the Well Lifecycle 9 Permit Development Production E&P/upstream operators procure regulatory permits; prepare future well site and develop infrastructure ■ Fixed fees for use of TPL’s surface for the construction and operation of infrastructure (e.g., well sites, pipelines) ■ Sale of materials (caliche) used in the construction of infrastructure and pad development ■ Price per barrel for providing brackish groundwater and / or treated produced water ■ Royalty per barrel for allowing produced water disposal related infrastructure on TPL surface ■ TPL royalty interests generate a fixed percentage of the oil & gas produced 1 2 3 SLEM Water Sales Produced Water O&G Royalties Operators spud/drill new wells. After drilling concludes, next step is to frac/complete Once completed, a well will be placed-on-production (“POP”) and begin generating production and revenue SLEM ■ Contracted payments to TPL as infrastructure on TPL land continues to be utilized SLEM ■ Generate revenues from frac sand, wellbore easements, and other development related activities

TPL Water Segment has been profitable every year since inception 10 $19 $52 $68 $61 $75 $94 $111 $153 $177 ($18) ($45) ($31) ($12) ($19) ($15) ($22) ($25) ($7) ($31) ($15) ($29) ($56) ($80) $20 $120 2017 2018 2019 2020 2021 2022 2023 2024 2025 Post-tax Cash Flow1 Sourced & Treated Capex Water Segment After-Tax Cash Flow vs Capital Expenditures Desalination Capex Since inception $811M $190M $39M ($ in millions) Note: Numbers may not foot due to immaterial rounding (1) Post-tax cash flow is defined as GAAP net income plus depreciation

TPL’s Standalone Water Segment Retains Excellent Margins 8% 18% 13% 15% 52% Oilfield Services (OIH) Midstream (ENFR) S&P O&G (XOP) S&P 500 TPL Water Services & Operations Net Income Margin Comparison Source: Bloomberg and Company data. Note: OIH, ENFR, XOP, and S&P 500 data reflects last-twelve-months actuals as of February 2026. Figures for OIH, ENFR, XOP, and S&P 500 represent constituent equal-weighted averages; excludes constituents with negative net income margins. Histogram excludes S&P 500 constituents with negative net income margins. TPL Water Services & Operations Net Income Margin N u m b er o f C on st it u en ts 0 20 40 60 80 100 120 Net Income Margin Distribution for S&P 500 Constituents Consolidated TPL 60% FY 2025 net income margin TPL Land & Resource Management 66% FY 2025 net income margin TPL Water Services & Operations 52% FY 2025 net income margin TPL Water Services & Operations 11

Water Sales

Water Sales Overview and Management Surface estate ownership includes access to water aquifers O&G upstream/E&P operators use water to complete (i.e., “frac”) wells TPL develops, owns, and operates infrastructure to extract, store, and transport brackish and treated produced water for oil and gas activities TPL provides recycled/treated produced water for reuse in completion activities Sales price per barrel generally ranges from $0.50 - $1.00 versus a direct operating expense per barrel of $0.10 - $0.20; pricing and expenses dependent on services provided, location, transportation costs, and other factors Annual maintenance capital of ~$10 – $20 million E&P customers responsible for “Last Mile” water delivery to pad Revenue Mechanics and Management 13

Water Sales – Operated vs Royalty/Non-Operated Business Model Sustainable Extraction Economic development Control Shareholder Interests Royalty / Non-Operated Source Water Model (i.e., pre-TPWR) Professional hydrologists, advanced sensors, and active monitoring to ensure aquifers are sustainably managed History TPL formed TPWR in July 2017 Pre-TPWR development, TPL had negotiated various royalty agreements with 3rd party operators Operators often extracted water resource at unsustainably high rates; primary concern was water for their own development/commercial needs rather than TPL’s long-term interests Efficiently developed infrastructure that could serve vast upstream development areas for virtually every nearby upstream operator Operator(s) would build relatively narrow water systems to serve only their own interests, rather than for broader commercial utilization for peer operators TPL could sell water at competitive prices, have control over expansion and market capture, and leverage its SLEM and produced water offerings to expand sales and incentivize development of royalty acreage Operators could leverage TPL’s royalty rates to negotiate better pricing for water off TPL acreage, thereby undercutting TPL sales/royalties ■ TPL manages Water Sales for the benefit and in the best interests of TPL shareholders ■ Water Sales has provided TPL shareholders with significant incremental earnings and free cash flow Operators utilizing TPL source water resource have their own stakeholders, whose interests may not align with TPL shareholder interests 14

Operations Overview: Water Well, Lay-Flat, Automation Equipment 15

Operations Overview: Frac Pond 16

17 treated water pond water treatment skids inlet raw produced water (“PW”) stored in above ground storage tanks (“AST”) recirculated water inlet treated water treated water pond produced water outlet suction lines outlet treated water pumped to fracs lay-flat pipe to frac site aeration and chemical injection system Hercules Treatment

Water Sales Asset Map 18 storage capacity1,000+ mbbl/d ~38 mmbbl source water pipelines~480 miles sourced & produced water treatment capacity Delaware Basin Midland Basin Midland Yard Field Tour Hercules Treatment

10% 19% 23% 31% 41% 45% 50% 57% 69% 2017 2018 2019 2020 2021 2022 2023 2024 2025 Delaware Completion Water Trends Advantageous for TPL Capture 19 Delaware Basin Completion Water Demand Delaware Permian Other Average Fluid Used per Delaware Well Completion Percentage of Completions on Pads with 4+ Concurrent Completions Source: US EIA, Enverus, and Company data and estimates. Operators continue to increase water used per well completion Operators deploying more simul/trimul-frac and co-completion development techniques Higher well concentration per pad development drives increased water intensity 331 357 393 413 426 455 481 488 522 2017 2018 2019 2020 2021 2022 2023 2024 2025 (mbbls) Number of Completions on Pads with 4+ Concurrent Completions 162 510 643 557 926 1,287 1,476 1,750 2,172 2017 2018 2019 2020 2021 2022 2023 2024 2025 (mbbl/d) - 1,000 2,000 3,000 4,000 2019 2020 2021 2022 2023 2024 2025 Total Delaware Completion Water From Pads with 4+ Concurrent Wells

Upstream Operator Efficiencies Creates Opportunities for TPL Simulfracs and Co-completions Driving Increased Water Intensity 20 Zipper Frac: Frac 1 Well at a Time A B C Simulfrac: Frac 2 Wells Simultaneously  Achieves ~3,500 completed lateral feet / day  Water Demand: ~175k bwpd  Achieve ~2,500 completed lateral feet / day  Water Demand: ~125k bwpd Prepping for frac Pumping Illustrative Zipper Frac vs Simulfrac Wolfcamp XY Lower Pennsylvanian Wolfcamp A- Upper Wolfcamp A- Lower - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 14-Dec 21-Dec 28-Dec 4-Jan 11-Jan 18-Jan 25-Jan Occidental Solstice 21 & 22 Well Pad Completion Water Supply (BWPD) 314k BWPD Max Rate 49 completion Days Co-Completion Example Occidental Solstice Lease Development By Interval AB D

Immense Permian Inventory to Sustain Completion Water Demand

Well Locations With <$60/bbl breakeven



Permian's unmatched remaining inventory provides TPL with extensive water sales growth runway
~97,000
Additional Permian viable locations with $60+/bbl break-even
~65,000
Midland
Delaware
~17,000
~5,000
~7,000
~6,000
Permian
Eagle Ford
DJ
Williston
Anadarko

Permian Stacked Pay Potential



Delaware
Midland
Upper Avalon
Middle Avalon
Lower Avalon
1st Bone-Spring
2nd Bone-Spring
2nd Bone-Spring Sand
3rd Bone-Spring
Wolfcamp XY
Wolfcamp A Upper
Wolfcamp A Lower
Wolfcamp B Upper
Wolfcamp B Lower
Wolfcamp C
Wolfcamp D
Upper Spraberry
Middle Spraberry
Jo Mill
Lower Spraberry
Wolfcamp A
Wolfcamp B Upper
Wolfcamp B Lower
Wolfcamp C
Wolfcamp D

TPL

Source: Enverus.

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$22 $38 $26 $26 $37 $41 $36 $37 $39 $26 $45 $61 - 10 20 30 40 50 60 70 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 74% 73% 68% 66% 72% 64% 68% 75% 71% 67% 63% 71% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 TPL Water Sales Generating Growth While Retaining Strong Margins 22 TPL Water Sales Volumes 44 258 371 369 414 462 563 736 763 2017 2018 2019 2020 2021 2022 2023 2024 2025 (mbbl/d) Revenues Gross Margin (%) Sourced Treated Other ($ in millions) Source: Company financials and data.

Source and Treated Water Capital Intensity is Modest 23 $55 $68 $85 $112 $151 $170 ($5) ($12) ($19) ($15) ($22) ($25) 9% 17% 22% 13% 14% 15% -20% -15% -10% -5% 0% 5% 10% 15% 20% 25% 2020 2021 2022 2023 2024 2025 Water Sales Revenue Capex Capex % of Revenue ($ in millions) Historical Water Capital Outlays and Revenues Capital Expenditures Overview Maintenance Capital Expenditures  Roughly 10% of sales – Electrification – Equipment upgrades – Water supply improvements – Repairs and maintenance Growth Capital Expenditures  Generally $10M - $30M per year  System expansions accommodate line-of-sight on future water sales Source: Company financials and data.

TPL Can Substantially Expand Water Sales with Relatively Modest Investment 24 Growth Opportunities 1 Expand Existing Brackish Capacity 2 Optimize Existing Treatment Capacity and Grow Redelivery Reach 3 Additional Produced Water Ponds / Synthetic Disposal 4 Maximize Flow Assurance into Underserved, High-Density Permian Sub-Regions 5 Expand Pipeline Interconnectivity Overview  Leverage scale of existing network to proactively add and/or reposition assets towards undeveloped acreage that will imminently be developed  Utilize existing third-party produced water offtake to enhance geographic deliverability capabilities and optimize recycling throughput  Temporarily storing volumes, combined with treatment/recycle redelivery abilities, facilitates expanded water sales opportunities and multiple payment incentives (e.g., influent, storage, and recycling sales)  Utilizing water infrastructure (i.e., brackish and treated) and off-take abilities to push into Permian sub-regions with limited existing water availability and where water intensity into pad developments is increasing  Greater connectivity provides necessary scale to accommodate the increasing upstream development demands

Produced Water Royalties

Produced Water Royalties Overview and Management “Produced water” refers to water that flows from a producing O&G well; given solids content and salinity, produced water generally must either be injected or treated/recycled The Delaware Basin is characterized by a high water-oil- ratio: for every crude oil barrel produced from a well, approximately four produced water barrels will also flow out TPL receives a volumetric royalty payment, either from disposal on TPL surface or from easements allowing volumes to cross TPL surface, via negotiated commercial agreements with upstream and midstream operators; often has off-take rights to treat and resell produced water TPL does not operate saltwater disposal (“SWD”) wells TPL’s produced water royalties are a commercially unique cash flow stream – high-margin, capex-free cash flow stream derived from an oil and gas by-product TPL retains flexibility to provide treatment / recycling and beneficial reuse of produced water Revenue Mechanics and Management 26

Operations Overview: Produced Water Royalties Derived From Contracting No Direct Operating Expenses No Capital Expenditures Indirect Costs Related to Negotiating, Enforcing, and Monitoring Commercial Contracts TPL does not own or operate produced water disposal1 1) Excludes ownership of one 8-inch produced water pipeline and minority equity interest in one saltwater disposal well. 27 Royalty revenue generated from disposal or easement

Produced Water Royalties Delaware Upstream Activity + High Water-Cuts to Drive Produced Water Volume Growth Drilling Rig TPL Produced Water AMI 28 TPL has executed numerous AMI (Area of Mutual Interest) agreements with operators – produced water volumes within the AMI are subject to a royalty fee TPL also generates significant revenue from water that originates from wells located off TPL acreage, including from New Mexico $124M FY 2025 revenue Zero direct operating expense or capex 4.3M Bbl/d; FY 2025 produced water royalty volumes contractual area-of- mutual interest & disposal >600k acres water off-take ability

0 5 10 15 20 25 2015 2017 2019 2021 2023 2025 Permian Produced Water Growth Driven by Multiple Factors 29 Water-to-Oil Ratio (“WOR”) by Permian Well Vintage 2.5 3.0 3.5 4.0 4.5 5.0 0 12 24 36 48 60 72 84 96 Months on production 2017 2018 2019 2020 2021 2022 2023 2024 Permian Produced Water (mmbbl/d) Delaware Midland Permian Other Delaware Water-to-Oil Ratio by Bench Permian Oil Production (mmbbl/d) - 2.0 4.0 6.0 8.0 4.3x 3.7x 5.7x 6.6x 5.7x Current Permian Wolfcamp A Wolfcamp B Wolfcamp C Wolfcamp D Delaware Basin (12 month WOR) Source: US EIA, Enverus, and Company data and estimates. WOR generally increases as wells age Delaware benches generally have higher WOR Overall Permian oil production growth generates produced water

TPL Retains Substantial Disposal Capacity 30 Delaware Midland Out-of-Basin Subtotal Delaware Midland Out-of-Basin Subtotal 1.1 3.2 Under-utilized SWD Injection Capacity Permitted Injection Capacity Without SWD Unpermitted available pore space Desalination Available Disposal Capacity on TPL Acreage (mmbbl/d) Source: Company data and estimates.

$20 $21 $21 $22 $23 $25 $28 $28 $28 $31 $32 $34 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 TPL Produced Water Royalties Have Demonstrated Consistent Growth 31 TPL Produced Water Royalty Volumes (Annual) 433 922 1,206 1,595 1,957 2,510 3,435 4,292 2018 2019 2020 2021 2022 2023 2024 2025 (mbbl/d) Produced Water Royalty Revenues (Quarterly) ($ in millions) With no direct operating expenses, produced water royalty revenues are essentially 100% margin

Opportunities to Expand Disposal Solutions 32 Growth Opportunities 1 Pore space acquisitions 2 Synthetic Disposal 3 Strategic Investments into Disposal Infrastructure 4 Expand Redelivery 5 Desalination and Beneficial Reuse Overview TPL will not allow produced water to become a constraint for Permian development  Consolidate additional acreage throughout Texas and New Mexico, both in-basin and out-of-basin  Incorporate incremental frac pond capacity that can stage produced water for future recycling and subsequent redelivery  Acquire and/or develop additional produced water pipelines to optimize connectivity and pore space access  Augmenting redelivery capabilities provides near-term produced water disposal relief while also generating water sales recycling revenue  Desalination could significantly reduce injection volumes of produced water; especially critical in areas with limited local disposal capacity or access to out-of-basin solutions

Produced Water Desalination

Produced Water Growth Could Necessitate Solutions Beyond Traditional Disposal 34 Reduces produced water subsurface injection Long-term, sustainable produced water solution Beneficial reuse and commercial/ industrial applications Produced Water Desalination and Beneficial Reuse 0 5 10 15 20 25 30 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 Injection Produced Water Delaware + Midland Produced Water vs Injection Volumes (B3 Forecast) (mmbbl/d) Produced Water Produced Water Injection Produced water recycling currently bridges gap between produced water and injection Growing gap between produced water and injection capacity will likely require additional solutions beyond recycling Current Source: B3 Insight

TPL Provides Comprehensive Produced Water Disposal Solutions In-Basin Injection Out-of-Basin Injection Produced Water Desalination Treated/Recycled for Completions 35

Why Use Fractional Freeze Desalination

Freeze point of water varies based on salinity levels (i.e., sea ice in the Arctic is much less salty than the ocean water around it)



Lowest chloride content (fresher water) will freeze at highest freezing point (28-32°F)

Freezing point of remaining higher chloride water decreases as fresher water is removed. (20-25°F)

A 50% frozen solid mass results in a 50-60% reduction of chlorides and other analytes. (10-15°F)

Remaining super-concentrated brine contains higher analyte concentration, and lower freezing point

Brine left unfrozen can be as high as 2-3X the original concentration and have a freezing point as low as (8-12°F)



Antarctic glacial ice <100 ppm
Antarctic Ocean ~34,000 ppm

Because produced water has such high salinity, freeze desalination can be a valuable, relatively energy efficient method to isolate salts and analytes

TPL

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Freeze Desalination is One Step in TPL's Produced Water Desalination Process

TPL's Patented Freeze Desalination Process		Process Purpose
1	**Oxidation & physical separation of oil and solids**	Removal reduces majority of O&G, all hydrogen sulfide (H_2S), bacteria, and chemical residues
2	**Coagulation & Filtration**	Reduces most of remaining O&G, vast majority of iron, and majority of suspended solids, radionuclides, metals, and VOCs
3	**Freeze Desalination**	Reduces majority dissolved solids (salt, cations, anions, & radionuclides)
4	**Reverse Osmosis** *Reverse osmosis as primary desalination technique is suboptimal due to subpar efficiencies and fouling and scaling risks from variable water quality*	Reduces majority dissolved solids (salt, cations, anions, & radionuclides)
5	**Granular Activated Carbon Filtration**	Filters remove any remaining VOCs & SVOCs
6	**UV and chemical disinfection**	Chemical disinfection prepares the water for storage prior to release. Addition of oxygen aids in bacterial mediation

Depending on discharge method, additional steps could include addition of minerals and alkalinity, pH adjustment, addition of dissolved oxygen, and/or ultrapure polishing (for cooling/hydrogen)

TPL

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Phase 1 Desalination Pilot Produced Excellent Outlet Water Quality 38  SVOCs & VOCs – Reduced to the TCEQ Maximum Contaminant Level  PFAS levels meet current EPA recommendation  Radionuclides reduced by 99.6%  Metals reduced by 95.9%  Plant and soil data show minimal changes to soil and no signs of damage to plant health  Analysis of NPDES++ list and NTA Water Quality Results Inlet Raw Produced Water Outlet Desalinated Produced Water 15391,700Chlorides mg/L Sulfates mg/L Total dissolved solids mg/L Dissolved oxygen mg/L pH <0.5701 204142,000 3.2<1 7.36.6 TPL Phase 1 Desalination Pilot TPWR tested over 500 different analytes in produced water to validate treatment effectiveness

Empirical Studies Validate High-Spec Desalinated Produced Water 39 Treated desalinated produced water demonstrates improved longevity in crop quality in comparison to Midland ground water during RRC Pilot Investigation RO membrane performance study Rehabilitation plot (Reeves County) Four peer reviewed research publications, with one more publications in review TWS successfully grew alfalfa & natives during piloting Passed three rounds of Whole Effluent Toxicity (“WET”) testing TPWR tested the NPDES+ to quantify as many regulated and non-regulated analytes in the raw fluid Received Land Apply permit from Texas Railroad Commission TPL alfalfa land apply pilot TPL greenhouse

TPL Freeze Desalination Facility Progression







	Phase 1: Freeze Desalination Proof of Concept	**Phase 2:** Potential for Freeze Desalination at Scale	**Phase 3** Commercial Scale Desalination
Produced Water Inlet Capacity	~20 bbl/d	~10,000 bbl/d	~100,000 bbl/d
Status	Successful pilot completed in 2024	Construction completed and operations to commence in May 2026	Final Investment Decision pending results of Phase 2
Process summary	6 step process, including pre-treatment, freeze separation, ice/slush isolation, filtration, reverse osmosis, and polishing		Process enhancements based on Phase 2 performance and findings
Outlet stream	(i) high-spec, minimal salinity freshwater and (ii) concentrated brine solution		
Capex	$8M	$31M	TBD

TPL

Note: Capex values are through FY 2025

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Phase 2B Facility Update 41 Pre-Commissioning Checklist Validation/Controls Pressure/Leak Detect Pre-Treatment – RSL Treatment Ice Makers Ice/slush separation Reverse Osmosis Irrigation 1 2 3 4 5 6 7 Post-Commissioning Priorities 1 2 3 4 5 6 7 Unit cost economic analysis at scale Water quality check for various uses (e.g., land, water, cooling) Waste-heat capture Remineralization requirements for discharge Polishing required for cooling applications Discharge to rehabilitation plot Brine critical minerals content Water and carbon credit opportunities8

Potential Desalination Commercialization Strategy

TPL could deploy multiple funding and commercialization strategies towards deploying multiple industrial scale desalination facilities in the Permian and elsewhere

License + Royalty

Generates recurring revenue via "licensing fee" paid by owner/operators in exchange for utilizing TPL technology

- ✓ Capital light
- ✓ Ability to retain recurring revenue with clear line of sight to growth via buildout in future commercial plants

Cost-Plus

TPL staffs and operates plants day to day; TPL could potentially provide capital support

- ✓ Contractual returns
- ✓ Greater operational control

Joint Venture

TPL and strategic partners fund and develop desalination

- ✓ Limits capital spend needed to scale up commercial facilities
- ✓ Ability to retain and monetize meaningful "working interest" stake in future commercial facilities

SpinCo

TPL spins-off or desalination as a separate, publicly traded entity with intent towards capital raising

- ✓ Maintains TPL as "capital light" entity while Spinco retains control of development
- ✓ Ability to retain recurring revenue with clear line of sight to growth via buildout in future commercial plants

Goal is to maximize value for shareholders while maintaining capital-light, high-margin business model

TPL is having productive conversations and interest from energy supermajors and large independents and hyperscalers on various structures

TPL

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Desalination Could Provide Multiple Ancillary Revenue Opportunities 43 Ice / Cold Air Colocation Water for Datacenter and Power Gen Cooling Concentrated Brine Valorization Native Grass Restoration / Carbon Credits Water Credits

Data Centers

West Texas Emerging as a Major Data Center and Power Infrastructure Hub



✔ **Natural gas**
20+ bcf/d of Permian gas production, expected to grow 8+ bcf/d over next 5-10 years; 1 bcf/d of natural gas could power ~6 GW of combined cycle gas plants

✔ **Solar**
11+ GW current generation in ERCOT West Texas, with 11+ GW expected online in next 3 years

✔ **Wind**
27+ GW current generation in ERCOT West Texas, with 2+ GW expected online in next 3 years

✔ **Batteries**
4+ GW current generation in ERCOT West Texas, with 5+ GW expected online in next 3 years

✔ **Water**
Availability of local aquifer water that does not compete with large metro or municipalities

✔ **Skilled workforce**
O&G industry has regularly maintained a highly-skilled workforce of hundreds-of-thousands in West Texas

✔ **Pro-growth regulatory environment**
State regulators, local ISOs (e.g., ERCOT, SPP) and local industry aligned to develop large scale technology infrastructure

TBD **Freeze desalination colocation efficiencies**
TPL's potential commercial scale freeze desalination could provide substantial colocation benefits for data centers

Source: US EIA, ERCOT, Enverus, and Company data and estimates

TPL

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Data Centers Planning to Set Major Footholds in Texas, Especially West Texas 7 40 99 149 187 212 228 11 46 108 161 200 225 242 - 50 100 150 200 250 2026 2027 2028 2029 2030 2031 2032 46 ERCOT Large Load Submissions by Load Type (GW) 1Q 2026 Interconnect Requests (GW) Source: ERCOT and Orennia 0 2 4 6 8 10 12 14 16 SPP: Oklahoma Gas & Electric ERCOT: Houston SPP: AEP West SPP: South Hub Florida Power & Light Co ERCOT: North ERCOT: South Salt River Project ERCOT: West Solar Storage Wind Natural Gas Data center Crypto mining Industrial O&G

TPL Land Possess Critical Infrastructure Elements For Large-Scale Data Centers 47

Bolt Update 48 Advancing LOI and RFPs with various blue-chip operators/developers/customers Progressing site diligence with key development firm (hyperscaler and AI labs often leverage approved- vendors to assist with development) Land, water, gas supply, and turbine procurement in progress Collaborating on daily basis with TPL Site diligence on potential GW-scale Texas and European projects BACKGROUND: In December 2025, TPL invested $50 million into Bolt Data & Energy, Inc. (“Bolt”) to develop and enable large-scale data center campuses and supporting infrastructure. Bolt is co-founded by Eric Schmidt, former CEO and Chairman of Google, who also serves as Bolt’s Chairman. Bolt has raised $150 million of initial capital. Recent Progress Bolt endeavoring for multiple, multi-GW projects

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